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                                   BB&T FUNDS

                          SUPPLEMENT DATED JULY 7, 2000
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2000

         THIS SUPPLEMENT PROVIDES UPDATED INFORMATION REGARDING CHANGES TO THE PRIME MONEY MARKET FUND'S (1) INVESTMENT POLICIES, (2) CUSTODIAN, AND (3) SUB-ADVISER. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION.

I.  Changes to Investment Policies for the Prime Money Market Fund
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         A.   Addition of Credit Enhancement

         The Prime Money Market Fund may purchase securities subject to credit enhancements. The following language is added to page 2 of the Statement of Additional Information:

              The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

         B.   Addition of Zero Coupon Securities
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         The Prime Money Market Fund may purchase zero coupon securities. The following language is added to page 2 of the Statement of Additional
         Information:

                  The Prime Money Market Fund may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

         C.   Addition of Insurance Contracts
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         The Prime Money Market Fund may purchase insurance contracts. The following language is added to page 2 of the Statement of Additional
         Information:




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                  The Prime Money Market Fund may purchase insurance contracts.
                  Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Prime Money Market Fund treats these contracts as fixed income securities.

         D.  Removal of Restriction Regarding Guaranteed Investment Contracts
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         Information regarding Guaranteed Investment Contracts for the Prime
         Money Market Fund appears on page 3 of the Statement of Additional Information. The paragraph has been deleted and replaced in its entirety by the following:

                  The Prime Money Market Fund may make investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Prime Money Market fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Prime Money Market fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate.

         E.  Removal of Restriction Regarding Foreign Securities
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         Information regarding foreign securities for the Prime Money Market
         Fund appears on pages 4 and 5 of the Statement of Additional Information. The second paragraph has been deleted in its entirety.

         F.  Removal of Percentage Limitation on Investing in Investment
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             Companies
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         Information regarding investing in investment companies for each BB&T
         Fund, including the Prime Money Market Fund, appears on pages 27 and 28 of the Statement of Additional Information. The first sentence of the first paragraph has been deleted and replaced in its entirety by the following:

                  Each Fund, except the U.S. Treasury Fund and the Fund of Funds, may, to the extent permitted by the 1940 Act, invest in the securities of money market mutual funds.

         G.  Amendment to Concentration Policy
             ---------------------------------

         Information regarding the concentration policy for the Prime Money Market Fund appears on pages 35 and 36 of the Statement of Additional Information. The first paragraph has been deleted in its entirety and replaced by the following:

                  1. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.



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                  Bank instruments include bank accounts, time deposits,
                  certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversificartion, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

II.  Change Regarding the Custodian to the Prime Money Market Fund
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         State Street Bank and Trust Company currently serves as the Custodian to the Prime Money Market Fund. Firstar Bank, N.A. formerly served as the Custodian to the Prime Money Market Fund.

III.  Change Regarding the Sub-Adviser to the Prime Money Market Fund
      ---------------------------------------------------------------

         Information regarding the Sub-Adviser to the Prime Money Market Fund appears on pages 2, 19, 80, 81, 84, and 85 of the Statement of Additional Information. Federated Investment Management Company currently serves as the Sub-Adviser to the Prime Money Market Fund. BlackRock Institutional Management Corporation formerly served as the Sub-Adviser to the Prime Money Market Fund. All such references in the Statement of Additional Information regarding the Sub-Adviser to the Prime Money Market Fund should be noted accordingly.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.





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